3Q FY2021 Investor Presentation May 2021 Conferences

2 Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements often include words such as “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Forward-looking statements are not historical facts but instead represent management’s current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements include: the effect of the COVID-19 pandemic, including on our credit quality and business operations, as well as its impact on general economic and financial market conditions and other uncertainties resulting from the COVID-19 pandemic, such as the extent and duration of the impact on public health, the U.S. and global economies, and consumer and corporate customers, including economic activity, employment levels and market liquidity; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in HomeTrust's latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed with or furnished to the Securities and Exchange Commission - which are available on our website at www.htb.com and on the SEC's website at www.sec.gov. Any of the forward-looking statements that we make in this presentation or the documents we file with or furnish to the SEC are based upon management's beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions we might make, because of the factors described above or because of other factors that we cannot foresee. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2021 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us and could negatively affect our operating and stock performance.

3 HomeTrust Bancshares, Inc. Overview Headquarters: Asheville, NC Exchange/Ticker: NASDAQ: HTBI Founded: 1926 Number of Employees: 558 Locations: 41 (NC, SC, VA, TN) Stock Price: $26.79 Total Assets: $3.6 billion Price to TBV: 117% Total Loans: $2.7 billion Market Cap: $445 million Total Deposits: $2.9 billion Average Daily Volume: 46,330 Outstanding Shares: 16,655,347 Shares Repurchased (since Feb 19, 2013) 8,248,946 or approx. 44% Financial data as of March 31, 2021 Market data as of April 29, 2021

HomeTrust Bancshares, Inc. Overview

Franchise Highlights

- 2nd largest publicly traded community bank headquartered in North Carolina
- Only remaining bank headquartered in Asheville – Top 10 City in America
- Converted to stock in July 2012 raising $211.6 million
- Experienced management team with extensive local market knowledge

Metro Markets

State	Market	Projected Population Growth *	Projected Household Income Growth *	2021 Median Household Income *
North Carolina	Asheville	5.0%	13.4%	$59,400
	Charlotte	6.6%	11.8%	$69,500
	Raleigh	7.3%	11.0%	$82,500
South Carolina	Greenville	6.1%	12.4%	$60,900
East Tennessee	Knoxville	3.9%	9.0%	$59,000
	Tri-Cities	2.5%	9.7%	$47,300
Virginia	Roanoke	1.5%	8.6%	$60,600

* Blue figures reflect markets higher than national averages

Sources: 1) S&P Global Market Intelligence for MSA Demographics (growth projected for 2021 to 2026), National Averages: 2.9% Projected Population Growth, $67,800 2021 Median Household Income and 9.0% Projected Household Income Growth; 2) Top 10 City in America by Travel and Leisure

Ready for what's next.

4

5 HomeTrust Bancshares, Inc. Overview • Proven ability to grow organically • 7% compounded annual organic growth rate of loan portfolio since 2012 conversion • 14% compounded annual organic growth rate of commercial loan portfolio • Proven ability to grow through M&A • 4 whole-bank acquisitions since 2014; • Acquisition of 10 branches from Bank of America • Footprint in attractive metro markets with strong growth • 6 of 7 metro markets growth rates projected better than national average • Includes hot markets of Charlotte and Raleigh • Strong experienced team of revenue producers • Relationship managers with 20+ avg years of experience (most with larger banks) • Diversified loan portfolio • 55% CRE, C&I, construction • 15% Equipment and municipal finance • 30% Mortgage and consumer • Strong asset quality and credit discipline • 0.37% nonperforming assets to total assets; net charge-offs of <$500K fiscal YTD • Attractive core deposit mix and cost • Cost of core deposits = 0.14% for QE 3/31/21 • Core deposits = 83% of total deposits • Ability to generate additional noninterest income • Noninterest income 103% of average assets vs 65% in 2012 • SBA gain on sale up 44% this fiscal year; Mortgage gain on sale up 58% • Strong capital position for continued growth • 10.5% Tangible Capital Ratio Value Drivers

6 Strong Footprint for Growth NC SC VA TN

7 Current Corporate Initiatives Debt Retirement $200 million borrowings reduction 2.8 year earn back of $3.7 million prepayment penalty Net after-tax approx. $970,000 annual savings each year over next 8 years Cost Reduction Analysis Profitability analysis identifying cost saves available Announcing our plan in the future SBA Loans Transitioning from loan service provider to full back-room operations in-house Estimated increase in line of business profitability between 80% and 95% Equipment Finance Continued organic growth and leverage infrastructure by increasing average loan size Estimated increase in line of business profitability between 20% and 25%

8 Paycheck Protection Program (PPP) PPP Detail Applications Funded Balance Net Fees Round 1 290 $80.8 million $2.1 million Round 2 168 $30.5 million $1.0 million Net fees deferred and amortized into interest income over the life of the loans • PPP funded through deposit growth and excess liquidity • Approved 224 forgiveness applications for approx. $46.8 million

9 COVID-19 Payment Relief (Dollars in thousands) $551,331 $91,244 $7,868 $5,757 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 4Q 2020 1Q 2021 2Q 2021 3Q 2021 • Payment and financial relief programs for borrowers impacted by COVID-19 • Program included 90-day loan payment deferrals which could be renewed for another 90 days under certain circumstances • Majority of loans came off principal and interest payment deferral by December 31, 2020 Principal and Interest Loan Deferrals Period-End Balances Low principal and interest deferrals; however, still have $76.8 million in Commercial Loans (includes $59.7 million hotel and $12.7 million healthcare loans) on interest- only to return to principal and interest in the next few quarters Fiscal Year

10 COVID-19 Operational Impact Improvements Moving Forward Call Center Lowered wait times for phone calls by allowing overflow to be routed to branches Reduced staffing to lower cost as customers continue their digital adoption and number of branch transactions decline Lowering future occupancy expense by allowing more remote work when appropriate Branches Back Office

11 Digital Customer Experience $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 Digital Payments with Zelle Mobile Deposit ATM Bill Payment Remote Capture Debit Card Digital Banking Transfers 35% 54% Annual Increase in Customer Volume 32% 16% 11% 72% 1,596% Notes: 1) Reflects March 2021 monthly dollar amounts and percentage increase from the same month a year ago, 2) Digital Payments with Zelle reflects increase since implementation of this product for the first time during the quarter ended September 30, 2020, and 3) Digital Banking Transfers includes both mobile and online banking. Overall increase in digital banking at HomeTrust Bank with increase in online deposit accounts opened (Dollars in thousands)

Nonperforming Assets to Total Assets Net Charge-Offs (“NCO”) and NCO to Average Loans 0.00% 0.50% 1.00% 1.50% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2016 2017 2018 2019 2020 Q3 2021 ALL ALL/Tot. Loans 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 2016 2017 2018 2019 2020 Q3 2021 (Dollars in thousands) ACL to Nonperforming Loans (Coverage Ratio) 2016 2017 2018 2019 2020 Q3 2021 0.00% 50.00% 100.00% 150.00% 200.00% 250.00% 300.00% Allowance for Credit Losses (“ACL”) and ACL to Total Loans 12 Asset Quality 1,082 141 91 5,331 1,857 452 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2016 2017 2018 2019 (1) 2020 Q3 2021 Net Charge-Offs NCO/Avg. Loans * Annualized (1) Includes $6 million charge off for one commercial relationship. Excluding that charge-off, the company would have $669,000 in net recoveries for fiscal 2019. Fiscal Year Fiscal Year End Fiscal Year End Fiscal Year End YTD Period End Period End Period End

13 CECL Adoption • Adopted as of July 1, 2020, CECL replaces the incurred loss methodology with a life of asset estimate concept • At adoption, recorded additional allowance for credit losses of $15.1 million ($0.3 million on commercial paper and $14.8 million on loan portfolio), additional deferred tax assets of $4.0 million, additional reserve for unfunded commitments of $2.3 million, and a reduction to retained earnings of $13.4 million • 18-model segments using mainly unemployment as an economic driver to estimate expected credit losses using peer data • Four-quarter reasonable and supportable period using Fannie Mae macroeconomic forecast and four-quarter straight- line reversion to average historical losses (mean) • $4.1 million benefit driven by improvement in the economic forecast as of March 2021 compared to prior quarter Allowance for Credit Losses Rollforward Adjustment to retail consumer and commercial portfolios at adoption Net charge-offs Benefit for Credit Losses Recoveries: $2,311 Charge-offs: ($2,763) (Dollars in thousands) Notes: Benefit for Credit Losses excludes the change in liability on unused commitments.

14 Capital Management Cash Dividend $- $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 2019 2020 3Q 2021 • Initiated quarterly cash dividends of $0.06 on November 21, 2018 • Increased to $0.07 in November 2019 • Increased to $0.08 in November 2020 Per share Continue to remain well-capitalized and pay quarterly cash dividends Fiscal Year YTD

Capital Management

Stock Buybacks					
Approved Buybacks	Outstanding Authorized (%)	Number of Shares	Total Cost ($)	Average Cost Per Share ($)	TBV ($)
1st (4/29/13)	4	856,400	13,299	15.71	17.91
2nd (12/2/13)	5	1,041,245	17,055	16.38	17.94
3rd (11/18/14)	5	989,183	15,589	15.76	17.60
4th (8/5/15)	5	1,023,266	16,298	15.93	18.06
5th (1/20/16)	5	971,271	18,089	18.62	18.47
6th (11/8/18)	5	922,855	21,113	22.88	20.35
7th (10/16/19)	5	931,601	23,886	25.64	21.65
8th (4/1/20)	5	889,123	18,755	21.09	21.82
9th (4/2/20)	5	624,002 [4]	13,148	21.07	22.84
Total through April 2021	44	8,248,946	157,232	19.08	
Remaining Shares to be purchased through 9th Buyback		227,002			
Total Repurchased and Authorized		8,475,948			

Notes:

1) Dollars in thousands, except per share amounts
2) Buyback dates for 1st thru 8th represent completion dates while the 9th buy back date represents approval
3) 9th buyback program approved in April 2020 and began purchases under this plan in FY2Q21 as the Company suspended repurchases during the early part of the pandemic
4) Actual shares purchased through April 29, 2021 for 9th buyback

Ready for what's next.

15

Lines of Business History

2012 – Stock Conversion
July
Converted from mutual to stock with focus on commercial banking

2014 – New Commercial Process
December
Re-engineered and implemented new commercial process and recruited experienced bankers in new metro markets

2017 – SBA Lending
September
Started

2018 – Equipment Finance
February
Started

2019 – HELOCs Originated for Sale
December
Started

2020 – Core System Conversion
February
Converted to open architecture digital banking platform

2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Mortgage Banking
Since FY 2017
Started building out group by adding 10 loan officers over the past 4+ years

Consumer Banking
New line of business consolidating Retail, Mortgage and Branch Operations

Business Banking
New line of business consolidating Business Bankers, Business Banking Branches and Investment Services

Pre-Stock Conversion

Retail / Consumer – Limited Offerings

Mortgage – Old S&L Model

Commercial – Very Limited Capabilities

Ready for what's next.

16

17 Lines of Business Leadership Commercial Mark DeMarcus • Commercial Banking Group Executive • 35 years banking experience in the Carolinas and Virginia • 22-year career at legacy Wachovia as Regional President, Corporate Banking Manager, treasury sales and credit administration Stephanie Barbier • Director of Treasury Services • 22 years banking experience • Treasury consulting and management position with Carolina Commercial teams of Wells Fargo Consumer Banking Retail Banking Market Teams Consumer Banking Mortgage Banking Kristin Powell • Consumer Banking Group Executive • 20 years banking experience • Mortgage leadership and strategic positions at banks including PNC, RBC, and Bank of America Equipment & Municipal Finance SBA Lending Treasury Management Services Commercial & Industrial Middle Market Banking Commercial Real Estate Business Banking Business Banking Market Teams Investment Services Professional Banking Latrella McElrath • Business and Professional Banking Group Executive • 33 years banking experience • 27-year career at Wells Fargo in business banking Susan Puryear • Director of Professional Banking and Investment Services • 27 years banking experience • Wealth advisory and commercial positions at banks including BB&T, RBC and legacy Wachovia Wholesale Lending HELOCs Originated for Sale Indirect Auto Mike Knepshield • Director of Consumer Sales and Credit Strategy • 21 years banking experience • Consumer lending, mortgage backed lending, and small business credit sales consulting positions at banks including Wells Fargo and Wachovia

18 Maturing Lines of Business • Historical/Current • Began in February 2018 • Implemented industry leading leasing core technology system and processes • Built out team of 7 with deep experience in equipment finance • Current portfolio of over $317 million with yield of 4.28% • Looking forward • Modified performance incentive to increase average loan size for improved efficiencies • Better management of pricing by using a model to incorporate duration and credit risk into higher yields • Strategic alignment by incorporating municipal finance Update Equipment Finance

19 Maturing Lines of Business • Historical/Current • Began in September 2017 • Originate SBA 7(a) and USDA B&I loans, selling the guaranteed portion (typically 75%) at a gain and retaining 25% in portfolio • Gain on sale of $3.7 million, $2.8 million and $3.4 million for FY 2021 (YTD), 2020 and 2019, respectively • FY 2020 gain was reduced due to COVID-19 pandemic • Current retained loan portfolio of $45 million • Looking forward • Transitioning from loan service provider to full back-room operations to increase gain on sale and create servicing income Update SBA Lending

20 Maturing Lines of Business • Historical/Current • Traditionally a strong product • Expanded into five additional metro markets since 2012 • Restructured mortgage loan origination process • Added 10 new mortgage loan officers since beginning of FY 2017 • Increased rates for better execution and higher gain on loan sales • Gain on sale of $7.7 million, $5.4 million and $2.8 million for FY 2021 (YTD), 2020 and 2019, respectively • Looking forward • Enhance digital and automation throughout the process to improve efficiencies and customer experience Update Mortgage Banking

21 Maturing Lines of Business • Historical/Current • Partnered with third party to purchase HELOCs beginning in December 2014 - grew portfolio to $160 million in 2018 • Began to transition to origination of HELOCs with warehouse to sell to others in March 2019 • Gain on sale of loans • Reducing credit risk • Velocity play • Originate loans in HTB name with stringent internal underwriting guidelines • Developed and monitored pilot program in FY 2020 • Gain on sale of $559,000 in last nine months and on track to have record year in FY 2021 • $34.4 million held for sale as of March 31, 2021 • Looking forward • Expand program after successful pilot to continue to increase gain on sale HELOCs Originated for Sale

22 Maturing Lines of Business • Historical/Current • New line of business • Looking forward • Adding seasoned bankers to grow loans and deposits • Enhance debit card revenue • Bundled products through Treasury Management Business Banking Commercial Banking • Historical/Current • Expanded footprint into 6 larger metro markets since 2012 • Built out infrastructure with the right people and processes • Looking forward • Continue to expand C&I bankers • Penetrate existing relationships with Treasury Management services • Provide additional financing opportunities with complementary Equipment Finance and SBA

23 Core Technology Upgrade • Successful conversion and upgrade of our core technology systems in February 2020 • Leading to better operational alignment and process improvements to achieve more cost efficiencies • Strategic technological transformations to ensure future readiness • Open architecture allows pursuit of best of breed strategy with regards to digital banking and streamline back-office processes • Allows for tactical enhancements necessary to meet the growing complexity of the organization Core Banking System

$1,720,056 $1,583,323 $2,074,454 $2,783,114 $2,717,677 $3,206,533 $3,304,169 $3,476,178 $3,722,852 $3,648,613 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 Assets Loans Deposits Mergers with BankGreenville July 2013 Jefferson Federal Bank May 2014 Merger with TriSummit Bank January 2017 Stock Conversion July 2012 24 Organic and M&A Growth Since 2012 Conversion Merger with Bank of Commerce July 2014 Acquisition of 10 Bank of America Branches Nov 2014 Fiscal Year End (Dollars in thousands)

25 Adjusted Earnings Performance $12,228 $17,111 $25,886 $26,821 $21,825 $25,880 $0.70 $0.94 $1.38 $1.46 $1.24 $1.57 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 2016 2017 2018 2019 2020 Q3 2021 Net Income - Adjusted Diluted EPS - Adjusted YTD (Dollars in thousands, except per share data) See Non-GAAP Disclosure Appendix Fiscal Year

Adjusted Return on Assets 0.45% 0.58% 0.80% 0.79% 0.61% 0.93% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 2016 2017 2018 2019 2020 Q3 2021 26 Fiscal Year YTD See Non-GAAP Disclosure Appendix

Improving Noninterest Income 27 (Dollars in thousands) $14,291 $16,107 $18,972 $22,940 $30,332 $28,661 0.52% 0.53% 0.58% 0.67% 0.84% 0.79% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 2016 2017 2018 2019 2020 Q3 2021 % of total assets Fiscal Year YTD Annualized 1.05%

28 Loan Portfolio Composition $ 6 2 3 ,7 0 1 $ 6 8 4 ,0 8 9 $ 6 6 4 ,2 8 9 $ 6 6 0 ,5 9 1 $ 4 7 3 ,6 9 3 $ 4 3 0 ,0 0 1 $ 4 5 8 ,8 8 5 $ 5 1 8 ,3 9 0 $ 5 5 4 ,9 1 5 $ 5 0 1 ,8 7 3 $ 4 3 3 ,6 4 9 $ 3 7 4 ,3 9 4 $ 7 4 9 ,8 7 3 $ 1 ,1 4 9 ,9 3 6 $ 1 ,3 0 7 ,4 1 2 $ 1 ,5 4 2 ,7 2 2 $ 1 ,7 8 0 ,8 9 1 $ 1 ,8 1 2 ,6 6 8 $- $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 2016 2017 2018 2019 2020* Q3 2021* L o a n B a la n c e Fiscal Year 1-4 Family HELOCs & Other Consumer Commercial 16% 14% 43% 6% 21% Loans: March 31, 2021 1-4 Family ($430,001) HELOCs & Other Consumer ($374,394) Commercial RE ($1,088,178) Construction and Development ($162,820) Other Commercial ($561,670) Commercial 70% HELOCs & Consumer 14% 1-4 Family 16% (Dollars in thousands) 34% 25% 26% 5% 10% Loans: June 30, 2016 1-4 Family ($623,701) HELOCs & Other Consumer ($458,885) Commercial RE ($486,561) Construction and Development ($86,840) Other Commercial ($176,472) Commercial 41% HELOCs & Consumer 25% 1-4 Family 34% Transitioning to a Commercial Bank Portfolio *Excludes PPP loans

29 Non-Owner Occupied CRE Composition 14% 13% 11% 15% 12% 4% 14% 8% 9% As of March 31, 2021 Multifamily Office Other Retail Hospitality Shopping Centers Restaurants Industrial Healthcare Other Total balance of $828 million.

30 Equipment Finance Composition 23% 1% 20% 10% 9% 2% 7% 10% 4% 12% Industry and Equipment Type Construction Municipal Over the Road Tractors Light, Medium, Heavy Vehicles Manufacturing Material Handling Forestry Healthcare - Medical Office / Recycling / Other Trailers - All Trailers As of March 31, 2021

31 Total Loan Production* $325,537 $524,264 $520,786 $377,213 $430,458 $449,723 $216,033 $305,153 $289,983 $289,416 $379,236 $449,419 $20,228 $147,225 $164,018 $123,561 $54,598 $49,794 $60,118 $79,628 $194,952 $170,218 $87,844 $84,707 $99,558 $55,610 $50,380 $37,594 $28,453 $61,687 $53,544 $65,202 $11,118 $17,251 $21,038 $22,748 $27,458 $16,072 $- $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 2016 2017 2018 2019 2020 * Q3 2021 * O ri g in a ti o n s Fiscal Year Commercial 1-4 Family Equipment Finance HELOC/Consumer Indirect Auto SBA Municipal Finance Total Loan Production: $697,146 Total Loan Production: $983,186 Total Loan Production: $1,040,164 Total Loan Production: $1,033,527 Total Loan Production: $1,300,046 Total Loan Production: $1,311,789 YTD (Dollars in thousands) *Excludes PPP loans

32 Commercial Loan Production by Type Excludes municipal leases. (Dollars in thousands) $ 2 2 ,9 3 3 $ 1 6 4 ,9 4 5 $ 1 3 7 ,6 6 0 $ 9 2 ,5 9 1 $ 1 9 2 ,8 0 3 $ 2 3 8 ,8 7 0 $ 7 7 ,8 7 1 $ 2 3 4 ,1 0 2 $ 2 5 7 ,4 9 4 $ 1 9 6 ,7 4 3 $ 1 7 3 ,9 0 4 $ 1 5 4 ,8 9 8 $ 2 0 9 ,3 3 7 $ 1 7 2 ,6 1 8 $ 2 1 2 ,5 0 7 $ 1 6 8 ,9 9 7 $ 2 3 9 ,1 4 5 $ 1 6 5 ,1 4 2 $- $50,000 $100,000 $150,000 $200,000 $250,000 C&I / Equipment Finance Commercial Construction CRE O ri g in a ti o n s Fiscal Year 2016 2017 2018 2019 2020 Q3 2021 YTD

33 Consumer Loan Production (Dollars in thousands) $ 5 4 ,5 9 8 $ 8 7 ,8 4 4 $ 4 9 ,7 9 4 $ 8 4 ,7 0 7 $ 6 0 ,1 1 8 $ 9 9 ,5 5 8 $ 7 9 ,6 2 8 $ 5 5 ,6 1 0 $ 7 3 ,3 5 1 $ 5 0 ,3 8 0 $ 6 7 ,4 5 1 $ 3 7 ,5 9 4 $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 HELOC-Originated for Investment/Consumer Indirect Auto O ri g in a ti o n s Fiscal Year 2016 2017 2018 2019 2020 Q3 2021 $0 YTD

34 Mortgage Loan Production $ 9 1 ,9 6 3 $ 1 3 4 ,2 5 8 $ 1 2 6 ,0 9 6 $ 1 2 2 ,9 5 0 $ 2 2 3 ,9 3 7 $ 3 1 7 ,9 4 6 $ 1 2 4 ,0 7 0 $ 1 7 0 ,8 9 5 $ 1 6 3 ,8 8 7 $ 1 6 5 ,3 5 9 $ 1 5 4 ,5 4 9 $ 1 3 1 ,4 7 3 62% 63% 78% 77% 59% 45% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% $- $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 2016 2017 2018 2019 2020 Q3 2021 O ri g in a ti o n s Fiscal Year Brokered Loans Portfolio Loans % Purchase Mortgages (vs. Refinances) YTD (Dollars in thousands)

Deposit Portfolio Mix FYE 2016 FYE 2017 FYE 2018 FYE 2019 FYE 2020 3Q FYE 2021 Time Deposits $442,649 $462,146 $516,152 $712,190 $739,142 $503,471 Core Deposits* $1,360,047 $1,586,305 $1,680,101 $1,615,068 $2,046,614 $2,405,007 $- $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 Total Deposits: $1,802,696 Total Deposits: $2,048,451 Total Deposits: $2,196,253 35 (Dollars in thousands) *Checking, Money Market and Savings Total Deposits: $2,327,257 Total Deposits: $2,785,756 Total Deposits: $2,908,478

24.6% 22.6% 23.5% 30.6% 26.6% 17.3% 40.6% 39.4% 40.6% 37.3% 37.1% 39.5% 34.9% 38.1% 35.9% 32.1% 36.3% 43.2% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2016 2017 2018 2019 2020 Q3 2021 Time Deposits Money Market/Savings Checking Accounts Deposit Composition – March 31, 2021 Deposit Migration 0.28% 0.28% 0.37% 0.70% 0.91% 0.36% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 2016 2017 2018 2019 2020 Q3 2021 Cost of Deposits Deposit balances as of fiscal year end and current quarterly period; Cost of deposits are averages for the fiscal year and annualized for the current quarter year-to-date 36 Deposit Composition $503,471 $1,149,056 $1,255,951 Time Deposits Money Market/Savings Checking Accounts (Dollars in thousands) Fiscal Year End Period End Fiscal Year YTD

37 Market Price and Price to Tangible Book $18.50 $24.40 $28.15 $25.14 $16.00 $24.35 97% 126% 141% 119% 71% 107% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 140.0% 160.0% $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 2016 2017 2018 2019 2020 Q3 2021 Market Price per Share Price to Tangible Book See Non-GAAP Disclosure Appendix Fiscal Year End Period End

(Dollars in thousands, except per share amounts) Earnings 3/31/2021 3/31/2020 Amount Percent Net income 7,869$ 1,193$ 6,676$ 560% Earnings per share (EPS) - diluted 0.48$ 0.07$ 0.41$ 586% Return on assets (ROA) 0.84% 0.14% 0.70% 500% Net interest margin (tax equivalent) 3.02% 3.16% (0.14%) -4% Noninterest income 10,678$ 6,375$ 4,303$ 67% Efficiency ratio - adjusted (1) 73.17% 77.85% (4.68%) -6% Organic Loan Growth (2) Net Loan Growth: $ Growth 11,799$ 33,591$ (21,792)$ -65% % Growth (annualized) 1.84% 5.46% (3.62%) -66% Loan Originations: Commercial portfolio 234,592$ 126,734$ 107,858$ 85% Retail portfolio 91,152 61,162 29,990 49% Loans originated for sale 163,144 71,214 91,930 129% Total Originations 488,888$ 259,110$ 229,778$ 89% Quarter Ended Change 38 Quarter Highlights (1) See Non-GAAP Disclosure Appendix (2) Excludes PPP loans and purchased HELOC’s Source: Company documents previously filed with the SEC

(Dollars in thousands, except per share amounts) Earnings 3/31/2021 3/31/2020 Amount Percent Net income 23,083$ 19,188$ 3,895$ 20% Earnings per share (EPS) - diluted 1.40$ 1.08$ 0.32$ 30% Return on assets (ROA) 0.83% 0.72% 0.11% 15% Net interest margin (tax equivalent) 3.02% 3.25% (0.23%) -7% Noninterest income 28,661$ 23,109$ 5,552$ 24% Efficiency ratio - adjusted (1) 74.16% 70.09% 4.07% 6% Organic Loan Growth (2) Net Loan Growth: $ Growth (45,664)$ 147,944$ (193,608)$ -131% % Growth (annualized) -2.33% 7.62% -9.95% -131% Loan Originations: Commercial portfolio 589,356$ 467,442$ 121,914$ 26% Retail portfolio 236,518 207,172 29,346 14% Loans originated for sale 485,915 233,739 252,176 108% Total Originations 1,311,789$ 908,353$ 403,436$ 44% Nine Months Ended Change 39 Year-To-Date Highlights (1) See Non-GAAP Disclosure Appendix (2) Excludes PPP loans and purchased HELOC’s Source: Company documents previously filed with the SEC

40 Balance Sheet Highlights (Dollars in thousands, except per share amounts) 3/31/2021 6/30/2020 Amount Percent Total assets 3,648,613$ 3,722,852$ (74,239)$ (2%) Total loans, net 2,654,094 2,741,047 (86,953) (3%) Core deposits 2,405,007 2,046,614 358,393 18% Total deposits 2,908,478 2,785,756 122,722 4% Stockholders' equity 406,452 408,263 (1,811) (0%) Nonperforming loans to total loans 0.49% 0.58% (0.09%) (16%) Classified assets to total assets 0.76% 0.84% (0.08%) (10%) Book value per share 24.40$ 23.99$ 0.41$ 2% Tangible book value per share (1) 22.84$ 22.43$ 0.41$ 2% HomeTrust Bancshares, Inc. share price 24.35$ 16.00$ 8.35$ 52% Price to tangible book value 107% 71% 35% 49% As of Change (1) See Non-GAAP Disclosure Appendix. Source: Company documents previously filed with the SEC

41 Investor Contacts Dana Stonestreet Chairman, President and CEO dana.stonestreet@htb.com Hunter Westbrook SEVP/Chief Operating Officer hunter.westbrook@htb.com Tony VunCannon EVP/Chief Financial Officer/Corporate Secretary/Treasurer tony.vuncannon@htb.com 10 Woodfin Street Asheville, NC 28801 (828) 259-3939 www.htb.com

Non-GAAP Disclosure Appendix

In addition to results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this presentation contains certain non-GAAP financial measures, which include: the efficiency ratio; tangible book value; tangible book value per share; net income excluding merger-related expenses, certain state income tax expense, adjustments for the change in federal tax law, gain from the sale of premises and equipment; and gain on sale of loans and earnings per share ("EPS"), return on assets ("ROA"), and return on equity ("ROE") excluding merger-related expenses, certain state income tax expense, adjustments for the change in federal tax law, gain from the sale of premises and equipment and gain on sale of loans. The Company believes these non-GAAP financial measures and ratios as presented are useful for both investors and management to understand the effects of certain items and provides an alternative view of the Company's performance over time and in comparison, to the Company's competitors. The Company believes these measures facilitate comparison of the quality and composition of the Company's capital and earnings ability over time and in comparison, to its competitors. These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for total stockholders' equity or operating results determined in accordance with GAAP. These non- GAAP measures may not be comparable to similarly titled measures reported by other companies. 43 Non-GAAP Disclosure Reconciliation

44 Non-GAAP Disclosure Reconciliation Set forth below is a reconciliation to GAAP of our efficiency ratio: Set forth below is a reconciliation to GAAP of tangible book value, tangible book value per share, and share price to tangible book:

45 Non-GAAP Disclosure Reconciliation Set forth to the right is a reconciliation to GAAP net income, EPS, ROE, and ROA as adjusted to exclude merger-related expenses, certain state tax expense, adjustments for the change in federal tax law, gain on sale of premises and equipment, gain on sale of loans, impairment charges for branch consolidation, and recovery of loan losses: